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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                             Form 8-K

               Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



                 Date of Report:  June 26, 1997
                (Date of earliest event reported)


                        AMERIANA BANCORP
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             (Exact name as specified in its charter)



         Indiana                0-18392             35-1782688
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(State or other jurisdiction   (Commission      (I.R.S. Employer
of incorporation)              File Number)   Identification No.)


2118 Bundy Avenue, New Castle, Indiana                47362-1048
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:(317) 529-2230
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                         Not Applicable
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  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.
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     On June 26, 1997 the registrant announced that it is
commencing a stock repurchase program to acquire up to 300,000 shares of the Company's outstanding common stock. The Company currently has approximately 3.3 million shares outstanding. For additional information, reference is made to the Registrant's press release dated June 26, 1997 which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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     Exhibit 99.1 -- Press Release dated June 26, 1997.

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                           SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERIANA BANCORP



                               By: /s/ Harry J. Bailey
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                                   Harry J. Bailey
                                   President

Date:  July 2, 1997